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                             SUNAMERICA EQUITY FUNDS

                       SUPPLEMENT DATED NOVEMBER 24, 2003

       TO PROSPECTUS OF SUNAMERICA STYLE SELECT, INC. (FOCUSED PORTFOLIOS)
          AND STATEMENT OF ADDITIONAL INFORMATION OF SUNAMERICA EQUITY
                       FUNDS, BOTH DATED JANUARY 28, 2003

Reorganizations
       Focused Dividend Strategy Portfolio

At a meeting of the Board of Trustees held on October 30, 2003, the Board considered and approved reorganizing the Focused Dividend Strategy Portfolio of SunAmerica Equity Funds into a corresponding fund of SunAmerica Style Select Series, Inc. It is anticipated that the reorganization will be tax-free to shareholders, who would receive, in exchange for their Fund shares, shares of a comparable class of a corresponding series of SunAmerica Style Select Series, Inc. ("Style Select"). The reorganization is subject to a number of conditions, including shareholder approval, regulatory approval and the receipt of an opinion of counsel as to tax matters and the confirmation by the Fund of the continuing accuracy of their respective representations and warranties contained in the plan of reorganization.

Fund shareholders will receive information about the reorganization in a prospectus and proxy statement relating to the reorganization. For more information about any particular proposed reorganization, please call 1-800-858-8850.

Focused Dividend Strategy Portfolio of Equity Series will merge into an identically named acquiring fund of Style Select, which is a newly created series of Style Select. Each of Style Select and Equity Funds is a registered investment company consisting of multiple investment series or portfolios.